SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 3, 2010

Intelligroup, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-20943	11-2880025

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Independence Way, Suite 220
Princeton, New Jersey	08540

(Address of Principal Executive Offices)	(Zip Code)

(646) 810-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

    On May 3, 2010, Intelligroup, Inc. (“the Company”) issued a press release announcing that the government of Saudi Arabia had approved the registration of Intelligroup Saudi Arabia Co. Ltd., a joint venture between the Company and the Al Tamimi Group in Saudi Arabia. The Company and the Al Tamimi Group are in the process of finalizing the terms of their joint venture agreement. However, the Company currently expects that the final joint venture agreement will provide for, among other things, capital contributions of 250,000 Saudi riyals (approximately $66,600 US dollars) from each party for a fifty-fifty ownership split, the right on behalf of the Company to appoint the Chief Executive Officer or Managing Director of the joint venture and profit distribution in proportion to the equity ownership interest. The joint venture will serve as a platform for the Company to market and sell its enterprise resource planning (ERP) centric services, including implementation projects, upgrades of existing ERP applications, process integration, application and infrastructure outsourcing services and business process outsourcing services to customers in Saudi Arabia.

    This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Intelligroup, Inc. dated May 3, 2010

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGROUP, INC.

By:	/s/ Alok Bajpai
Name:	Alok Bajpai
Title:	Treasurer and CFO

Date: May 3, 2010